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                                                                   EXHIBIT (10)h

                                 THIRD AMENDMENT
                                       OF
                                 SUPERVALU INC.
                            NONQUALIFIED SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN

     Effective February 26, 1989, this corporation established an unfunded nonqualified deferred compensation plan for certain executive employees in accordance with the terms of the Plan Statement entitled SUPERVALU INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN, as amended by a First Amendment and a Second Amendment. SUPERVALU INC. has reserved to itself the power to amend said Plan Statement and it now desires to amend the Plan Statement in the following respects:

1. CHANGE IN CONTROL. For changes in control occurring on or after the date this amendment is adopted, Section 7 of the Plan Statement shall be amended by adding a new Section 7.4 to read in full as follows:

"7.4. Change in Control.

     7.4.1. Special Definitions. A "Change of Control" shall be deemed to have occurred upon any of the following events:

          (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control; (A) any acquisition directly from the Company or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

          (ii) the consummation of any merger or other business combination of the Company, sale or lease of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the shareholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 60% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or


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               other business combination; (B) the purchaser or lessee of the
               Company's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

         (iii) within any 24 month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least three-fourths of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

          (iv) such other event or transaction as the Board shall determine constitutes a Change of Control.

     7.4.2. Amendment. Notwithstanding any other provision of the Plan Statement, during the five (5) years following a change in control, the provisions of the Plan Statement may not be amended if any amendment would adversely affect the rights, expectancies or benefits provided by the Plan (as in effect immediately prior to the change in control), of any Participant, Beneficiary or other person entitled to payments under the Plan."

2. SAVINGS CLAUSE. Save and except as herein expressly amended the Plan Statement shall continue in full force and effect.




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